Exhibit 10.1

FIRST AMENDMENT TO
REVOLVING CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), is made and entered into as of May 24, 2005, by and among HUGHES SUPPLY, INC., a Florida corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Revolving Credit Agreement, dated as of June 14, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

     WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement to reflect the restructuring of its Subsidiaries, and subject to the terms and conditions hereof, the Lenders are willing to do so;

     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

     1. Amendments.

     (a) Section 1.1 of the Credit Agreement is hereby amended by replacing in their entirety the definitions for “Captive Insurance Company”, “Indemnity and Contribution Agreement”, “Material Subsidiary” and “Subsidiary Guaranty Agreement” with the following:

     “Captive Insurance Company” shall mean any Subsidiary of the Borrower that is an authorized insurer under the laws of a foreign jurisdiction.

     “Indemnity and Contribution Agreement” shall mean the Indemnity, Subrogation and Contribution Agreement, dated as June 14, 2004, as replaced by the Indemnity, Subrogation and Contribution Agreement, dated as of October 12, 2004, as further replaced by the Indemnity, Subrogation and Contribution Agreement dated as of March 8, 2005 among the Borrower, the Subsidiary Loan Parties and the Administrative Agent, and as replaced from time to time with agreements in substantially the same form as the Indemnity and Contribution Agreement in effect on the date hereof.

     “Material Subsidiary” shall mean at any time any direct or indirect Subsidiary of the Borrower (i) having or acquiring total assets in excess of $10,000,000 or (ii) that accounted for or produced more than 5% of the Consolidated EBITR of the Borrower and its Subsidiaries determined on a consolidated basis during any of the three most recently completed Fiscal Years; provided, however, that the term “Material Subsidiary” shall be deemed to exclude any Captive Insurance Company or Securitization Subsidiary.

     “Subsidiary Guaranty Agreement” shall mean the Subsidiary Guaranty Agreement, dated as of June 14, 2004, as replaced by the Subsidiary Guaranty Agreement, dated as of October 12, 2004, as further replaced by the Subsidiary Guaranty Agreement, dated as of March 8, 2005, made by the Subsidiary Loan Parties in favor of the Administrative Agent for the benefit of the Lenders and as replaced from time to time with agreements in substantially the same form as the Subsidiary Guaranty Agreement in effect on the date hereof.

     (b) Section 5.10(e) is hereby amended by deleting in its entirety the final sentence of such subparagraph so that this subsection will read as follows:

     (e) A Subsidiary shall become an additional Subsidiary Loan Party after the Closing Date by executing and delivering to the Administrative Agent a Subsidiary Guaranty Supplement and an Indemnity and Contribution Agreement Supplement, accompanied by (i) all other Loan Documents related thereto, (ii) certified copies of certificates or articles of incorporation or organization, by-laws, membership operating agreements, and other organizational documents, appropriate authorizing resolutions of the board of directors of such Subsidiaries, and opinions of counsel comparable to those delivered pursuant to Section 3.1(vii), and (iii) such other documents as the Administrative Agent may reasonably request.

     (c) Section 7.3(a) is hereby amended by replacing subsection (v) in its entirety with the following:

     (v) any Subsidiary may liquidate or dissolve if (A) such Subsidiary shall have sold, transferred, leased, or otherwise disposed of all or substantially all of its assets to the Borrower or to a Subsidiary Loan Party as permitted under Section 7.3(a)(iv) above, (B) such Subsidiary shall have sold, transferred, leased, or otherwise disposed of all or substantially all of its assets in a transaction permitted in Section 7.6(e) and shall have transferred to the Borrower or another Subsidiary Loan Party any net proceeds from such sale, transfer, lease, or other disposition, or (C) such Subsidiary is not a Material Subsidiary and the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided, that any such merger involving a Person that is not a wholly-owned

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Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 7.4.

     (d) Section 7.6 is hereby amended by adding the following as a new paragraph at the end of that Section:

     In connection with any sale of the stock of a Subsidiary Loan Party permitted by Section 7.6(e), the Administrative Agent shall execute on behalf of all Lenders a release (in form and substance reasonably satisfactory to the Administrative Agent) of the Subsidiary Loan Party whose stock has been sold or is being sold in such a transaction from the Subsidiary Guaranty Agreement, the Indemnity and Contribution Agreement, and any other responsibilities in respect of the Obligations upon the Administrative Agent’s receipt of (i) a written request from the Borrower for such release and (ii) a certificate of a Responsible Officer certifying (A) either that (1) such sale of the stock of the Subsidiary Loan Party complied in all respects with the requirements of Section 7.6(e), or (2) the Borrower or another Subsidiary Loan Party has a contract for the sale of the stock of such Subsidiary Loan Party on terms that comply in all respects with Section 7.6(e) and that the such release will be effective only upon consummation of such sale, and (B) that the release of the Subsidiary Loan Party as requested does not and will not result in a Default or Event of Default. If the Responsible Officer’s certificate accompanying such request for release indicates that the release is being sought in connection with a prospective sale contemplated by clause (ii)(A)(2) above, the Administrative Agent shall use commercially reasonable efforts to execute and deliver the release in time for the closing of the sale of the stock of such Subsidiary Loan Party but such release shall be conditioned on the actual and timely closing of the sale of the stock of such Subsidiary Loan Party as set forth in the Responsible Officer’s certificate.

     (e) Section 9.8 is hereby amended by adding the following sentence to the end of such section:

     Each Lender also authorizes the Administrative Agent to execute on behalf of all Lenders a release of a Subsidiary Loan Party whose stock has been or is being sold in a transaction under Section 7.6(e) of this Agreement upon the Administrative Agent’s receipt of the Borrower request and certificate of a Responsible Officer as contemplated under the last sentence of Section 7.6(e).

     2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received each of the following documents:

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     (a) executed counterparts to this Amendment from the Borrower, the Subsidiary Loan Parties, the Agent and the Required Lenders, in accordance with Section 10.2(b);

     (b) a certificate of the Secretary or Assistant Secretary of each Loan Party attaching and certifying copies of its bylaws or membership operating agreements, and other organizational documents, together with appropriate authorizing resolutions of the board of directors or managers of all Loan Parties and of the resolutions of its boards of directors or comparable authorizations, authorizing the execution, delivery and performance of this Amendment to which it is a party and certifying the name, title and true signature of each officer of such Loan Party executing this Amendment;

     (c) certified copies of certificates or articles of incorporation or organization or limited partnership, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of such Loan party and each other jurisdiction where such Loan Party is required to be qualified to do business as a foreign corporation and a failure to be so qualified would have a Material Adverse Effect; and

     (d) opinion of in-house counsel, in form and substance substantially similar to the opinion given pursuant to Section 5.10 of the Credit Agreement and otherwise satisfactory to Agent’s attorneys.

     3. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders and the Agent that:

     (a) The execution, delivery and performance by each Loan Party of this Amendment: (i) are within such Loan Party’s power and authority; (ii) have been duly authorized by all necessary corporate, shareholder or other action; (iii) are not in contravention of any provision of such Loan Party’s certificate of incorporation or bylaws or other organizational documents; (iv) will not result in a Material Adverse Effect; (v) do not violate any law or regulation, or any order or decree of any Governmental Authority; (vi) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Loan Party or any of its Subsidiaries is a party or by which Loan Party or any such Subsidiary or any of their respective property is bound; (vii) do not result in the creation or imposition of any Lien upon any of the property of Loan Party or any of its Subsidiaries; (viii) do not require the consent or approval of any Governmental Authority or any other person; and (ix) will not result in any of the Loan Parties being “insolvent” as such term is defined in § 101 of Title 11 of the United States Code, as amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated;

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     (b) Borrower has recently completed a corporate streamlining that greatly reduced the number of its Subsidiaries, either through dissolution of such Subsidiaries or merger into other Subsidiaries, and Borrower also has renamed a number of the Subsidiaries that were not merged or dissolved. In addition, Borrower has formed one new Subsidiary that has executed and delivered a Subsidiary Guaranty Supplement and an Indemnity and Contribution Agreement Supplement. As a consequence of those actions (i) the Subsidiaries listed on Annex I to this Amendment constitute all of the Subsidiaries as of the date hereof (including, without limitation, all Material Subsidiaries), and all of the Subsidiaries listed on Annex I are Subsidiary Loan Parties that have executed and delivered the Subsidiary Guaranty Agreement and the Indemnity and Contribution Agreement; and (ii) each of the former or existing Subsidiaries listed on Annex II has been dissolved, merged with and into another Subsidiary Loan Party, or has changed its name to that of a Subsidiary Loan Party described in Annex I to this Amendment;

     (c) This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

     (d) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects, and no Default or Event of Default will have occurred and will be continuing as of the date hereof.

     4. Reaffirmations. The Subsidiary Loan Parties consent to the execution and delivery by the Borrower of this Amendment and jointly and severally ratify and confirm the terms of the Subsidiary Guaranty Agreement and the Indemnity and Contribution Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement, as amended hereby, and all promissory notes issued thereunder. Each Subsidiary Loan Party acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, each of the Subsidiary Guaranty Agreement and the Indemnity and Contribution Agreement (i) is and shall continue to be a primary obligation of the Subsidiary Loan Parties, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the liability of the Subsidiary Loan Parties under the Subsidiary Guaranty Agreement or the Indemnity and Contribution Agreement.

     5. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of each

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Loan Party to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

     6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia and all applicable federal laws of the United States of America.

     7. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or any of the other Loan Documents, or an accord and satisfaction in regard thereto.

     8. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

     9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

     10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

     11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower by their respective authorized officers as of the day and year first above written.

BORROWER

HUGHES SUPPLY, INC.

By: /s/ Jay Clark L.S.
Name: Jay Clark
Title: Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT]

SUBSIDIARY LOAN PARTIES:

COMPASS UTILITY SUPPLY, LTD., an Oregon corporation
HUGHES BUILDING MATERIALS GROUP, INC., a Florida corporation
HUGHES CANADA, INC., a Delaware corporation
HUGHES GP & MANAGEMENT, INC., a Delaware corporation
HUGHES INSURANCE HOLDINGS, INC., a Delaware corporation
HUGHES MRO GROUP, INC., a Delaware corporation
HUGHES PLUMBING GROUP, INC., a California corporation
HUGHES SUPPLY MANAGEMENT SERVICES, INC., a Delaware corporation
HUGHES SUPPLY SHARED SERVICES, INC., a Delaware corporation
HUGHES SUPPLY MANAGEMENT, INC., a Florida corporation
HUGHES UTILITIES GROUP, INC., a Delaware corporation
MEREX CORPORATION, a Texas corporation
MONTANA ELECTRIC SUPPLY, INC., a Montana corporation
MONTANA ELECTRIC SUPPLY, INC., a Wyoming corporation
SOUTHWEST POWER, INC., a California corporation
UTILITY PRODUCTS SUPPLY COMPANY, LLC, a Colorado limited liability company.
WESTERN STATES ELECTRIC, INC., an Oregon corporation
WORLD-WIDE TRAVEL NETWORK, INC., a Florida corporation
WYOLINE ELECTRIC SUPPLY, INC., a Wyoming corporation

By:	/s/ John Z. Paré

Name: John Z. Paré
Title: Secretary
	Address:	One Hughes Way
Orlando, FL 32805

SIGNATURE PAGE TO FIRST AMENDMENT

HSI FUNDING, LLC, a Delaware limited liability company
HSI HOLDINGS, INC., a Delaware/Cayman Islands corporation
HSI IP, INC., a Delaware corporation
SWS ACQUISITION, LLC, a Delaware limited liability company
SWS FUNDING, LLC, a Delaware limited liability company

By:	/s/ John Z. Paré

Name: John Z. Paré
Title: Assistant Secretary
	Address:	One Hughes Way
Orlando, FL 32805

HUGHES BUILDING MATERIALS HOLDINGS, LLC, a Florida limited liability company
HUGHES ELECTRIC HOLDINGS, LLC, a Florida limited liability company
HUGHES HOLDINGS, LLC, a Florida limited liability company
HUGHES MRO HOLDINGS, LLC, a Delaware limited liability company
HUGHES PLUMBING HOLDINGS, LLC, a Florida limited liability company
HUGHES UTILITIES HOLDINGS, LLC, a Florida limited liability company
HUGHES WATER & SEWER HOLDINGS, LLC, a Florida limited liability company

By:	HUGHES GP & MANAGEMENT, INC., a Delaware corporation, its manager

By:	/s/ John Z. Paré

Name: John Z. Paré
Title: Secretary
	Address:	One Hughes Way
Orlando, FL 32805

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HUGHES BUILDING MATERIALS, LTD., a Florida limited partnership
HUGHES ELECTRIC SUPPLY, LTD., a Florida limited partnership
HUGHES MRO, LTD., a Florida limited partnership
HUGHES PLUMBING SUPPLY, LTD., a Florida limited partnership
HUGHES UTILITIES, LTD., a Florida limited partnership
HUGHES WATER & SEWER, LTD., a Florida limited partnership
SOUTHWEST STAINLESS, LP, a Delaware limited partnership

By:	HUGHES GP & MANAGEMENT, INC., a Delaware corporation, its
general partner

By:	/s/ John Z. Paré

Name: John Z. Paré
Title: Secretary
	Address:	One Hughes Way
Orlando, FL 32805

PRO VALUE, LLC, a Delaware limited liability company

By:	HUGHES SUPPLY SHARED SERVICES, INC., a Florida corporation, its manager

By:	/s/ John Z. Paré

Name: John Z. Paré
Title: Secretary
	Address:	One Hughes Way
Orlando, FL 32805

MEREX DE MEXICO, S.A. DE C.V., a Mexican corporation
MEREX DIESEL POWER, S.A. DE C.V., a Mexican corporation

By:	/s/ Hernan Gustavo Jofre Rodriguez

Name: Hernan Gustavo Jofre Rodriguez
Title: Sole Administrator
	Address:	One Hughes Way
Orlando, FL 32805

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LENDERS

SUNTRUST BANK, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By:	/s/ William C. Barr, III

Name: William C. Barr, III
Title: Managing Director

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WACHOVIA BANK, N.A.,
as Co-Syndication Agent and as a Lender, both individually and as a successor in interest by merger to SouthTrust Bank

By	/s/ Fareed F. Ajani

Name: Fareed F. Ajani
Title: Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Alex Idichandy

Name: Alex Idichandy
Title: Vice President

By	/s/ Sharon L. Prince

Name: Sharon L. Prince
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

LEHMAN COMMERCIAL PAPER, INC., as Co-Documentation Agent and as a Lender

By	/s/ Janine M. Shugan

Name: Janine M. Shugan
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT

BANK OF AMERICA, N.A. as Co-Documentation Agent and as a Lender

By	/s/ W. Thomas Barnett

Name: W. Thomas Barnett
Title: Senior Vice President

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CITICORP USA, INC., as Managing Agent and as a Lender

By	/s/ David T. McNeel

Name: David T. McNeel
Title: Director

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ James A. Fink

Name: James A. Fink
Title: Managing Director

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THE FIFTH THIRD BANK, as a Lender

By	/s/ Christopher C. Motley

Name: Christopher C. Motley
Title: Vice President

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COMMERCEBANK, NATIONAL ASSOCIATION, as a Lender

By

Name:
Title:

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US BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Michael P. Dickman

Name: Michael P. Dickman
Title: VP

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ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By	/s/ Roberto R. Munoz

Name: Roberto R. Munoz
Title: SVP & Chief Lending Officer for Florida

By	/s/ Dilian G. Schulz

Name: Dilian G. Schulz
Title: FVP & Chief Credit Officer for Florida

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BNP PARIBAS, as a Lender

By	/s/ Craig Pierce

Name: Craig Pierce
Title: Vice President

By	/s/ Aurora Abella

Name: Aurora Abella
Title: Vice President

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ANNEX I to FIRST AMENDMENT

SUBSIDIARIES AS OF DATE OF FIRST AMENDMENT

1.   Compass Utility Supply, Ltd., an Oregon corporation
2.   HSI Funding, LLC, a Delaware limited liability company
3.   HSI Holdings, Inc., a Delaware/Cayman Islands corporation
4.   HSI IP, Inc., a Delaware corporation
5.   Hughes Building Materials Group, Inc., a Georgia corporation
6.   Hughes Building Materials Holdings, LLC, a Florida limited liability company
7.   Hughes Building Materials, Ltd., a Florida limited partnership
8.   Hughes Canada, Inc., a Delaware corporation
9.   Hughes Electric Holdings, LLC, a Florida limited liability company
10. Hughes Electric Supply, Ltd., a Florida limited partnership
11. Hughes GP & Management, Inc a Delaware corporation
12. Hughes Holdings, LLC, a Florida limited liability company
13. Hughes Insurance Holdings, Inc., a Delaware corporation
14. Hughes MRO Group, Inc., a Delaware corporation
15. Hughes MRO Holdings, LLC, a Delaware limited liability company
16. Hughes MRO, Ltd., a Florida limited partnership
17. Hughes Plumbing Group, Inc., a California corporation
18. Hughes Plumbing Holdings, LLC, a Florida limited liability company
19. Hughes Plumbing Supply, Ltd., a Florida limited partnership
20. Hughes Supply Management, Inc., a Florida corporation
21. Hughes Supply Management Services, Inc., a Delaware corporation
22. Hughes Supply Shared Services, Inc., a Delaware corporation
23. Hughes Utilities Group, Inc., a Delaware corporation
24. Hughes Utilities Holdings, LLC, a Florida limited liability company
25. Hughes Utilities, Ltd., a Florida limited partnership
26. Hughes Water & Sewer Holdings, LLC, a Florida limited liability company
27. Hughes Water & Sewer, Ltd., a Florida limited partnership
28. Merex Corporation, a Texas corporation
29. Merex de Mexico, S.A. de C.V., a Mexican corporation
30. Merex Diesel Power, S.A. de C.V., a Mexican corporation
31. Montana Electric Supply, Inc., a Montana corporation
32. Montana Electric Supply, Inc., a Wyoming corporation
33. ProValue, LLC, a Delaware limited liability company
34. Southwest Power, Inc., a California corporation
35. Southwest Stainless, L.P., a Delaware limited partnership
36. SWS Acquisition, LLC, a Delaware limited liability company
37. SWS Funding, LLC, a Delaware limited liability company
38. Utility Products Supply Company, LLC, a Colorado limited liability company
39. Western States Electric, Inc., an Oregon corporation
40. World-Wide Travel Network, Inc., a Florida corporation
41. Wyoline Electric Supply, Inc., a Wyoming corporation

SIGNATURE PAGE TO FIRST AMENDMENT

ANNEX II to FIRST AMENDMENT

FORMER OR EXISTING SUBSIDIARIES DISSOLVED, MERGED OR RENAMED
PRIOR TO DATE OF FIRST AMENDMENT

1.   Carolina Pump & Supply Corp., a Rhode Island corporation
2.   Century Air Supply, Inc., a Delaware corporation
3.   Century GP Management, L.L.C., a Delaware limited liability company
4.   Century LP Investments, L.L.C., a Delaware limited liability company
5.   Century Maintenance (Houston), L.P., a Delaware limited partnership
6.   Century Maintenance, L.P., a Delaware limited partnership
7.   Century Maintenance Management, LLC, ., a Delaware limited liability company
8.   Century Maintenance Supply –S Cal, Inc., a Delaware corporation
9.   Century Maintenance Supply, Inc., a Delaware corporation
10. Century Services, L.P., a Delaware limited partnership
11. Douglas Leonhardt & Associates, Inc., a North Carolina corporation
12. Electric Laboratories and Sales Corporation, a Delaware corporation
13. Gilleland Concrete Products, Inc., a Georgia corporation
14. HHH, LLC, a Delaware limited liability company
15. HSI Acquisition Corporation, an Ohio corporation
16. HSI Fusion Services, Inc., a Florida corporation
17. HSI Indiana, LLC, a Indiana limited liability company
18. HSI North Carolina, LLC, a North Carolina limited liability company
19. HSI Properties, LLC, a Delaware limited liability company
20. Hughes Aviation, Inc., a Florida corporation
21. Hughes Insurance Company, Ltd., a Bermuda company
22. Hughes MRO, Inc., a Florida corporation
23. Hughes MRO #1, LLC, a Delaware limited liability company
24. Hughes MRO #2, LLC, a Delaware limited liability company
25. Hughes MRO, LP, a Delaware limited partnership
26. Hughes Supply CA, LLC, a California limited liability company
27. Hughes Supply (VA), Inc., a Virginia corporation
28. Hughes Supply IP, Inc., a Delaware corporation
29. Hughes Water & Sewer Company, a West Virginia corporation
30. Juno Industries, Inc., a Florida corporation
31. Kamen Supply Company, Inc., a Kansas corporation
32. Kingston Pipe Industries, Inc., a Rhode Island corporation
33. L&T of Delaware, Inc., a Delaware corporation
34. Metals Incorporated, an Oklahoma corporation
35. Metals, Inc. – Gulf Coast Division, an Oklahoma corporation
36. Mills & Lupton Supply Company, a Tennessee corporation
37. Moore Electric Supply, Inc., a North Carolina corporation
38. Mountain Country Supply, Inc., an Arizona corporation
39. National Powerx, Inc., a Pennsylvania corporation
40. Olander & Brophy, Incorporated, a Pennsylvania corporation
41. One Stop Supply, Inc., a Tennessee corporation

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42. Paine Supply of Jackson, Inc., a Mississippi corporation
43. Panhandle Pipe and Supply Co., Inc., a West Virginia corporation
44. Reaction Supply Corporation, a California corporation
45. Scott-Parish Electrical Supply Company, a North Carolina corporation
46. Shrader Holding Company, Inc., an Arkansas corporation
47. Stainless Tubular Products, Inc., an Oklahoma corporation
48. Standard Wholesale Supply Company, a Nevada corporation
49. Todd Pipe & Supply – El Monte, Inc., a California corporation
50. Todd Pipe & Supply – Escondido, Inc., a California corporation
51. Todd Pipe & Supply – Garden Grove, Inc., a California corporation
52. Todd Pipe & Supply – Hawthorne, Inc., a California corporation
53. Todd Pipe & Supply – Las Vegas, Inc., a California corporation
54. Todd Pipe & Supply – Riverside, Inc., a California corporation
55. Todd Pipe & Supply – San Diego, Inc., a California corporation
56. Todd Pipe & Supply – Sepulveda, Inc., a California corporation
57. U.S. Fusion Services, Inc., a Louisiana corporation
58. USCO Incorporated, a North Carolina corporation
59. Utiliserve, Inc., a Delaware corporation
60. Utiliserve Holdings, Inc., a Delaware corporation
61. Warner Waterworks Sales Company of Wyoming, a Wyoming corporation
62. Waterworks Holding Company, a Colorado corporation
63. Waterworks Sales Company, a Colorado corporation
64. WCC Merger Corporation, a Georgia corporation
65. Z&L Acquisition Corp, a Delaware corporation

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